Exhibit 10.14

CAPITAL ASSURANCE AND LIQUIDITY MAINTENANCE AGREEMENT

This Capital Assurance and Liquidity Maintenance Agreement (“CALMA”) is entered into by and among GE Capital Retail Bank, Draper, Utah (“Bank”), General Electric Capital Corporation (“Holding Company”), and each Immediate Parent Company (as “Immediate Parent Company” is defined in the Operating Agreement).

WHEREAS, the Bank filed with the Office of the Comptroller of the Currency (“OCC”) on September 21, 2012, an application under the Bank Merger Act and 12 C.F.R. § 163.22(a) to acquire approximately $6.5 billion of deposits from MetLife, N.A. (“Bank Merger Act Application”);

WHEREAS, the OCC approved the Bank Merger Act Application on December 12, 2012, subject to certain conditions imposed in writing, including conditions that the Bank enter into an operating agreement with the OCC, and that the Bank enter into this CALMA with the Immediate Parent Company and the Holding Company;

WHEREAS, on or about January 11, 2013, the Bank and the OCC entered into an operating agreement (“Operating Agreement”);

WHEREAS, the Operating Agreement requires, among other things, that the Bank, Holding Company and Immediate Parent Company enter into this CALMA;

WHEREAS, the Holding Company and Immediate Parent Company acknowledge that the Federal Deposit Insurance Act contemplates that savings and loan holding companies will serve as a source of strength to their subsidiary savings associations, and that this CALMA furthers that purpose;

WHEREAS, the Bank is wholly owned directly by Immediate Parent Company and indirectly by the Holding Company and therefore Immediate Parent Company and the Holding Company control the Bank;

NOW THEREFORE, in consideration of the mutual covenants, conditions and promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is expressly acknowledged by the parties, the Holding Company, Immediate Parent Company, and the Bank hereby enter into this CALMA setting forth the Holding Company’s and Immediate Parent Company’s continuing obligation to provide to the Bank necessary capital and liquidity support, in order to ensure that the Bank continues to operate safely and soundly and in accordance with all applicable laws, rules and regulations, and in accordance with the terms of the Operating Agreement, and hereby agree as follows:

CONFIDENTIAL TREATMENT REQUESTED

1. CAPITAL ASSURANCES

A. The Bank’s Minimum Capital Requirement. The parties acknowledge that the Bank is obligated to maintain sufficient capital such that the Bank’s capital meets or exceeds the levels required by the Operating Agreement or any modifications thereof (the Bank’s “Minimum Capital Requirement”).

B. The Bank’s Additional Capital Requirement. The parties acknowledge that, under the terms of the Operating Agreement, the Bank is required to maintain a system to analyze and maintain capital commensurate with its risk profile. If the Bank’s analysis determines that the Bank requires a level of capital greater than the Bank’s Minimum Capital Requirement, the Bank, the Holding Company, and Immediate Parent Company shall promptly raise such additional capital (the Bank’s “Additional Capital Requirement”).

C. The Bank’s Obligation to Notify the Holding Company and Immediate Parent Company of Deficiency and Seek the Holding Company’s and Immediate Parent Company’s Assistance. The Bank agrees that if it becomes necessary for it to secure capital infusions to remain in compliance with the Bank’s Minimum Capital Requirement or the Bank’s Additional Capital Requirement, the Bank shall immediately notify and request the Holding Company and Immediate Parent Company to make such capital infusions. Any request to the Holding Company and Immediate Parent Company for such capital infusions shall be in writing, and the Bank shall provide the OCC with a copy of such written demand within three (3) business days after delivery to the Holding Company or Immediate Parent Company.

D. Capital Infusions from the Holding Company and Immediate Parent Company. The Holding Company and Immediate Parent Company hereby agree to make such capital infusions as may be requested by the Bank from time to time to ensure the Bank remains in compliance with the Bank’s Minimum Capital Requirement or the Bank’s Additional Capital Requirement. If at any time, the Bank’s capital level falls below the Bank’s Minimum Capital Requirement or the Bank’s Additional Capital Requirement (the Bank’s “Capital Deficiency”), the Holding Company and Immediate Parent Company agree they will, at the request of the Bank, contribute sufficient additional capital in a form acceptable to the Bank, subject to the OCC’s right to raise a supervisory objection, so as to bring the Bank into compliance with the Bank’s Minimum Capital Requirement or the Bank’s Additional Capital Requirement. Such capital contribution shall be: (i) made not later than ten (10) business days after receiving notification of the Bank’s Capital Deficiency and request from the Bank; (ii) in the form of equity, cash, or if appropriate, other acceptable assets; and (iii) accounted for pursuant to Generally Accepted Accounting Principles (“GAAP”).

2. LIQUIDITY MAINTENANCE

A. The Bank’s Minimum Liquidity Requirement. The parties acknowledge that the Bank is required to maintain liquidity in accordance with the terms of the Operating Agreement or any modifications thereof (the Bank’s “Minimum Liquidity Requirement”).

CONFIDENTIAL TREATMENT REQUESTED

B. The Bank’s Additional Liquidity Requirement. The parties acknowledge that, under the terms of the Operating Agreement, the Bank is required to maintain a system to analyze and maintain liquidity commensurate with its risk profile. If the Bank’s analysis determines that the Bank’s liquidity needs exceed the Bank’s Minimum Liquidity Requirement, the Bank, the Holding Company and Immediate Parent Company shall promptly increase liquidity to meet such needs (the Bank’s “Additional Liquidity Requirement”).

C. The Bank’s Obligation to Notify the Holding Company and Immediate Parent Company of Deficiency and Seek the Holding Company’s and Immediate Parent Company’s Assistance. The Bank agrees that if it becomes necessary for the Bank to secure financial support to remain in compliance with the Bank’s Minimum Liquidity Requirement or the Bank’s Additional Liquidity Requirement, the Bank shall immediately notify and request the Holding Company and Immediate Parent Company to provide such financial support. Any Bank request to the Holding Company or Immediate Parent Company for such financial support shall be in writing, and the Bank shall provide the OCC with a copy of such written demand within three (3) business days after delivery to the Holding Company or Immediate Parent Company.

D. Financial Support from the Holding Company and Immediate Parent Company. The Holding Company and Immediate Parent Company hereby agree to provide such financial support as may be requested by the Bank from time to time to ensure the Bank remains in compliance with the Bank’s Minimum Liquidity Requirement or the Bank’s Additional Liquidity Requirement. The Holding Company and Immediate Parent Company each agree to serve as a source of strength to the Bank. If at any time the Bank’s liquidity levels fall below the Bank’s Minimum Liquidity Requirement or the Bank’s Additional Liquidity Requirement (the Bank’s “Liquidity Deficiency”), the Holding Company and Immediate Parent Company agree that within ten (10) business days of receiving notification from the Bank regarding the Bank’s Liquidity Deficiency, or sooner if circumstances warrant, the Holding Company and Immediate Parent Company shall provide the Bank with adequate financial support in such amount, form and duration as may be necessary for the Bank to meet the Bank’s Minimum Liquidity Requirement or the Bank’s Additional Liquidity Requirement.

3. MONITORING OF HOLDING COMPANY AND IMMEDIATE PARENT COMPANY.

A. Monitoring. The Holding Company and Immediate Parent Company acknowledge that the Operating Agreement requires the Bank to monitor the Holding Company and Immediate Parent Company sufficiently for the Bank to reliably determine their financial condition and assess any other developments that could adversely affect the Bank in any material way, and that the Operating Agreement requires the Bank to maintain and have available for examiner review current financial information on the Holding Company and Immediate Parent Company. In order to assist the Bank in meeting its obligations under the Operating Agreement, the Holding Company and Immediate Parent Company agree to provide such information as requested by the Bank to fulfill its obligations under the Operating Agreement.

CONFIDENTIAL TREATMENT REQUESTED

B. Examinations. The Holding Company and Immediate Parent Company acknowledge that the OCC has the authority, under 12 U.S.C. § 1464(d). to make such examinations of all affiliates of the Bank, including, but not limited to the Holding Company and Immediate Parent Company, as shall be necessary to disclose fully the relations between the Bank and its affiliates and the effect of such relations upon the Bank. The Holding Company and the Immediate Parent Company agree to consent to such examinations of the Holding Company, the Immediate Parent Company, and any subsidiaries thereof, as the OCC deems necessary, pursuant to 12 U.S.C. § 1464(d).

C. Reporting. The Holding Company and Immediate Parent Company agree to submit to the OCC and Federal Reserve Form FR Y-6 filed annually by the Holding Company with the Federal Reserve and such other reports as may be requested by the OCC or Federal Reserve, to keep the OCC and Federal Reserve informed as to the financial condition of the Holding Company, the Immediate Parent Company, and any other affiliate of the Bank, the effect of any relationship between the Bank and any affiliate of the Bank, systems for monitoring and controlling financial and operating risks, and compliance by the Holding Company and its subsidiaries with applicable provisions of this CALMA and any other written agreement entered into with any regulatory agency.

D. Records. The Holding Company and Immediate Parent Company each shall maintain such records as the OCC may deem necessary to assess the risks to the Bank.

4. BORROWINGS AND CERTAIN TRANSFERS BY HOLDING COMPANY AND IMMEDIATE PARENT COMPANY. In order to enable the OCC to assess the capacity of the Holding Company and the Immediate Parent Company to fulfill their obligations under this CALMA, the Holding Company and the Immediate Parent Company agree to the provisions of this section.

A. Non-compliance With Covenants. The Holding Company and the Immediate Parent Company each shall notify the OCC and the Federal Reserve within fifteen (15) days of the expiration of any applicable waiver or cure period, of any material breach of any material covenant in (i) any agreements with its non-affiliated lenders, including credit agreements, bond indentures, or similar documents, or (ii) any funding or related agreements with non-affiliated parties including those agreements related to securitizations and issuances of preferred securities (such covenants are herein collectively referred to as “Covenants”).

B. Executed Agreements With Lenders. The Holding Company and the Immediate Parent Company each shall provide the OCC and the Federal Reserve with copies of any new material executed agreements with its non-affiliated lenders, other than borrowings in the ordinary course of business, within thirty (30) days after execution, and if any material Covenants are materially modified after the date of the execution of such agreements, each affected company shall notify the OCC of their modification within thirty (30) days after execution of their modification.

CONFIDENTIAL TREATMENT REQUESTED

C. Additional Debt. The Holding Company and the Immediate Parent Company each shall notify the OCC and the Federal Reserve within thirty (30) days after incurring any material additional indebtedness from non-affiliated lenders, other than borrowings in the ordinary course of business.

D. Certain Transfers. The Holding Company and the Immediate Parent Company shall provide written notice to the OCC and the Federal Reserve within thirty (30) days after the transfer of any material portion of its assets (including any interest in the Bank or any other subsidiary) to any other party, except in the ordinary course of business.

5. GENERAL PROVISIONS

A. Effective Date. This CALMA shall become effective immediately upon its execution by the parties (“Effective Date”).

B. Term and Termination. The term of this CALMA shall commence on the Effective Date and will continue until the earliest to occur of (i) the termination of the Operating Agreement; (ii) such time as neither General Electric Company, the Holding Company, nor the Immediate Parent Company controls the Bank (as “control” is defined herein); or (iii) a date that is mutually agreed upon by the parties. The Bank reserves the right to seek the OCC’s supervisory non-objection in writing prior to termination of this CALMA pursuant to subsection (iii) hereof. For the avoidance of doubt, the parties to this CALMA acknowledge that, subject to subsections (i)-(iii) hereof, the Holding Company will continue to be subject to this CALMA, and all of the Holding Company’s obligations under this CALMA shall continue, notwithstanding any cessation of the Holding Company’s status as a savings and loan holding company of the Bank, for so long as General Electric Company directly or indirectly controls the Bank. For the purposes of this subsection, “control” means direct or indirect ownership of 25% or more of a class of voting stock of the Bank, or direct or indirect ownership of securities constituting 25% or more of the equity of the Bank. In addition, the Holding Company shall obtain the Supervisory Non-Objection (as the term is defined in the Operating Agreement) of the OCC prior to: (i) dissolving the Holding Company; (ii) taking any action that would cause the Holding Company’s total consolidated assets to decrease below thirty (30) percent of the Holding Company’s total consolidated assets as of November 30, 2012; or (iii) taking any action that would cause the Holding Company to be unable to fulfill its obligations under this CALMA.

C. Modification or Amendment. This CALMA may be modified or amended only by the mutual written consent of the parties. The Bank reserves the right to seek the OCC’s written non-objection prior to modifying or amending this CALMA.

D. Assignability. This CALMA shall not be assigned or transferred, in whole or in part.

E. Joint and Several Liability. The obligations, liabilities, agreements and commitments of the Holding Company and Immediate Parent Company under Articles 1 and 2 of this CALMA are joint and several.

CONFIDENTIAL TREATMENT REQUESTED

F. Successors in Interest. This CALMA shall remain in full force and effect against any successors in interest to the Bank or Immediate Parent Company, including any conservator or receiver appointed for or on behalf of the Bank.

G. Conservatorship or Receivership of the Bank. In the event of the appointment of a conservator or receiver for the Bank, the obligations of the Holding Company and Immediate Parent Company under this CALMA shall survive said appointment.

H. No Waiver. No failure to exercise, and no delay in the exercise of, any right or remedy on the part of any of the parties hereto shall operate as a waiver or termination thereof, nor shall any exercise or partial exercise of any right or remedy preclude any other or further exercise of such right or remedy or any other right or remedy.

I. Entire Agreement. This CALMA constitutes the entire agreement between the parties with respect to the subject matter at issue, and supersedes all prior written or oral communications, representations, understanding and agreements relating to the subject matter of this CALMA.

J. Severability. If any portion of this CALMA shall be held by a court of competent jurisdiction to be invalid, illegal, unenforceable, or inoperative, then, so far as is reasonable and possible, the remainder of this CALMA shall be considered valid and operative, and effect will be given to the intent manifested by the portion held invalid or inoperative. The parties shall endeavor in good faith to replace the invalid, illegal, unenforceable or inoperative provision(s) with valid provision(s) the economic effect of which comes as close as possible to that of the invalid, illegal, unenforceable or inoperative provision(s).

K. Notices. All notices or other communication required hereunder shall be in writing and shall be made by electronic mail or facsimile transmission, with a copy sent by overnight mail, to the following persons:

If to the Bank:

Board of Directors

GE Capital Retail Bank

170 Election Road

Draper, Utah 84020

Attention: Kurt Grossheim

If to Holding Company and any Immediate Parent Company:

GE Consumer Finance, Inc.

777 Long Ridge Rd.

Stamford, CT 06902

Attention: Jonathan Mothner

CONFIDENTIAL TREATMENT REQUESTED

If to the OCC:

Assistant Deputy Comptroller

Office of the Comptroller of the Currency

With a copy to: OCC Supervisory Office

Such notice or communication shall be deemed to have been given or made as of the date that the notice or communication was delivered to the overnight mail carrier.

L. Governing Law. To the extent that Federal law does not control, this CALMA shall be governed, construed and controlled by the laws of the State of Utah.

M. Attorney’s Fees. The prevailing party in any action between the parties arising from or relating to this CALMA shall be entitled to recover from the other party all reasonable attorneys’ fees and other costs incurred in such action or proceeding.

M. Board Resolutions. The Bank’s Board of Directors has approved a resolution authorizing its entry into this CALMA (the “Bank’s Resolution”), the Holding Company’s Board of Directors has approved a resolution authorizing its entry into this CALMA (“Holding Company’s Resolution”), and Immediate Parent Company’s respective Board of Directors have each approved a resolution authorizing such company entry into this CALMA (“Immediate Parent Company’s Resolution”). Certified copies of the Bank’s Resolution, the Holding Company’s Resolution, the Immediate Parent Company’s Resolution are attached hereto as Exhibit A and incorporated herein by reference.

CONFIDENTIAL TREATMENT REQUESTED

IN TESTIMONY WHEREOF, the undersigned, as a duly appointed and authorized officer of GE Capital Retail Bank, has hereunto set his hand on behalf of GE Capital Retail Bank.

January 11, 2013
Kurt Grossheim		Date
Title	President

IN TESTIMONY WHEREOF, the undersigned, as a duly appointed and authorized officer of General Electric Capital Corporation, has hereunto set his hand on behalf of General Electric Capital Corporation.

January 11, 2013
Title	Date

CONFIDENTIAL TREATMENT REQUESTED

IN TESTIMONY WHEREOF, the undersigned, as a duly appointed and authorized officer of GE Capital Retail Bank, has hereunto set his hand on behalf of GE Capital Retail Bank.

January 11, 2013
Kurt Grossheim		Date
Title	President

IN TESTIMONY WHEREOF, the undersigned, as a duly appointed and authorized officer of General Electric Capital Corporation, has hereunto set his hand on behalf of General Electric Capital Corporation.

January 11, 2013
Title	Senior Vice President & Chief Financial Officer	Date

CONFIDENTIAL TREATMENT REQUESTED

IN TESTIMONY WHEREOF, the undersigned, as a duly appointed and authorized officer of GE Consumer Finance, Inc., has hereunto set his hand on behalf of GE Consumer Finance, Inc.

January 11, 2013
Margaret Keane		Date
Title	President & CEO

IN TESTIMONY WHEREOF, the undersigned, as a duly appointed and authorized officer of GE Capital Retail Finance Corporation, has hereunto set his hand on behalf of GE Capital Retail Finance Corporation.

January 11, 2013
Brian Doubles		Date
Title	Vice President, CFO & Treasurer

CONFIDENTIAL TREATMENT REQUESTED

Exhibit A

The Bank’s Resolution, Holding Company’s Resolution, Finance’s Resolution, and Retail Finance’s Resolution

CONFIDENTIAL TREATMENT REQUESTED

GE CAPITAL RETAIL BANK

SECRETARY’S CERTIFICATE

I, Jonathan Mothner, Secretary of GE Capital Retail Bank (“GECRB”), hereby certifies that the resolutions attached hereto as Attachment 1 are true and correct copies of resolutions duly adopted by the Board of Directors of GECRB at a Special Meeting of the Board on December 7, 2012. Such resolutions have not been amended, modified or rescinded and remain in full force as of the date hereof.

IN WITNESS WHEREOF, I have hereunto signed my name as of January 10, 2013.

Jonathan Mothner
Secretary

ATTACHMENT 1

RESOLUTIONS

OF

THE BOARD OF DIRECTORS

OF

GE CAPITAL RETAIL BANK

December 7, 2012

APPROVAL OF (i) OPERATING AGREEMENT BETWEEN GE CAPITAL RETAIL BANK; and (ii) CAPITAL AND LIQUIDITY MANAGEMENT AGREEMENT

WHEREAS, the Board of Directors (“Board”) of GE Capital Retail Bank, a federal savings bank (the “Bank”), has previously approved a transaction (the “Transaction”) with MetLife Bank, N.A. (“MetLife”) pursuant to which the Bank will purchase from MetLife certain contracts, business property and records and will assume from MetLife certain deposits, liabilities, transferred employees and certain tax liabilities;

WHEREAS, in connection with its approval of the Transaction, the Office of the Comptroller of the Currency (the “OCC”) requires that the Bank enter into a certain Operating Agreement with the OCC whose terms will impose certain obligations, conditions and restrictions on Bank operations, activities and management (the “Operating Agreement”);

WHEREAS, as an additional condition to its approval of the Transaction, the OCC requires that the Bank, GE Capital Corporation and any intermediate holding company between the Bank and GE Capital Corporation (the “GE Non-Bank Parties”) enter into a Capital and Liquidity Management Agreement (“CALMA”, and together with the Operating Agreement, the “Agreements”), whose terms establish certain capital and liquidity standards for the Bank and impose certain obligations, restrictions and requirements on the GE Non-Bank Parties in relation to the maintenance of such capital and liquidity standards;

WHEREAS, the Board has reviewed with management the terms, conditions and provisions of the Agreements and all of the requirements associated therewith;

WHEREAS, the Board has carefully considered the terms, conditions and provisions of the Agreements and all of the requirements associated therewith and has carefully assessed the Bank’s ability to perform its obligations thereunder; and

WHEREAS, the Board wishes to approve the form, terms and provisions of the Agreements and declare the Bank’s intent to comply fully with the Agreements and the requirements associated therewith.

GE Capital Retail Bank

BOD Resolutions (Approving CALMA & OA)

2

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby approves the Agreements in the form and on the terms and conditions substantially as presented to the Board, with such changes thereto as may be approved by the President, Chief Executive Officer, Chief Financial Officer or any Executive Vice President of the Bank, and any other individual whom the President may appoint to act on behalf of the Bank as attorney in fact with respect to this approval (the “Authorized Officers”); and it is further

RESOLVED, that any Authorized Officer be, and any one or more of them hereby is, authorized, empowered and directed to execute any agreements, documents, consents and instrument as may be necessary and appropriate in connection with the Agreements and to do all such further things, in the name and on behalf of the Bank under its seal or otherwise, and to pay or incur all such fees and expenses, as in their judgment may be necessary or advisable in order to carry out the intent and purpose of the foregoing resolutions; and it is further

RESOLVED, that the Authorized Officers or any of them be, and each of them hereby is, authorized, empowered and directed to take all such further action, to execute, deliver and file all regulatory filings in the name and on behalf of the Bank and under its seal or otherwise, and to pay and incur all such fees and expenses, as in their judgment may be necessary or advisable in order to carry out the intent and purpose of the foregoing resolutions; and it is further

RESOLVED, that any and all action heretofore taken by any officer or director of the Bank, or any employee acting under their direction, in connection with the documents and transactions referred or contemplated by the foregoing resolutions are hereby ratified, approved and confirmed.

GE Capital Retail Bank

BOD Resolutions (Approving CALMA & OA)

3

GENERAL ELECTRIC CAPITAL CORPORATION

ATTESTING SECRETARY’S CERTIFICATE

I, Jonathan Mothner, Attesting Secretary of General Electric Capital Corporation (“GECC”), hereby certifies that the resolutions attached hereto as Attachment 1 are true and correct copies of resolutions duly adopted by the Executive Committee of the Board of Directors of GECC on December 11, 2012. Such resolutions have not been amended, modified or rescinded and remain in full force as of the date hereof.

IN WITNESS WHEREOF, I have hereunto signed my name as of January 10, 2013.

Jonathan Mothner
Attesting Secretary

ATTACHMENT 1

RESOLUTIONS

OF

THE BOARD OF DIRECTORS

OF

GENERAL ELECTRIC CAPITAL CORPORATION

a Delaware corporation

December 11, 2012

APPROVAL OF THE CAPITAL ASSURANCE and LIQUIDITY MAINTENANCE AGREEMENT AND OPERATING AGREEMENT

WHEREAS, the Board of Directors (the “Board”) of General Electric Capital Corporation, a Delaware corporation (“GECC”), has previously approved a transaction (the “Transaction”) pursuant to which GECC’s indirect wholly-owned subsidiary, GE Capital Retail Bank (the “Bank”), will purchase from MetLife Bank, N.A. (“MetLife”) certain contracts, business property and records and will assume from MetLife certain deposits, liabilities, transferred employees and certain tax liabilities;

WHEREAS, as a condition to its approval of the Transaction, the Office of the Comptroller of the Currency (the “OCC”) requires that (i) the Bank enter into a certain Operating Agreement with the OCC whose terms will impose certain obligations, conditions and restrictions on Bank operations, activities and management (the “Operating Agreement”) and (ii) the Bank, GECC and any intermediate holding company between the Bank and GECC (GECC, along with any such intermediate holding company, the “GE Non-Bank Parties”) enter into a Capital Assurance and Liquidity Maintenance Agreement (the “CALMA” and, togheter with the Operating Agreement, the “Agreements”) whose terms establish certain capital and liquidity standards for the Bank and impose certain obligations, restrictions and requirements on the GE Non-Bank Parties in relation to the maintenance of such capital and liquidity standards;

WHEREAS, the Board has reviewed with management the terms of the Agreements and all of the transactions and payments contemplated thereby;

WHEREAS, the Board has carefully considered the terms of the Agreements and all of the transactions and payments contemplated thereby; and

WHEREAS, the Board wishes to approve the form, terms and provisions of the Agreements and declare the advisability of GECC’s entry into the CALMA and the transactions contemplated thereby.

GECC

Resolutions Approving CALMA

2

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby approves the terms and provisions of the Agreements and GECC’s entry into the CALMA on the terms and conditions substantially as presented to the Board, with such changes thereto as maybe approved by the executive officers and vice presidents of GECC (the “Authorized Officers”); and it is further

RESOLVED, any Authorized Officer be, and any one or more of them hereby is, authorized, empowered and directed to execute any agreements, documents, consents and instrument as may be necessary and appropriate in connection with the Agreements and to do all such further things, in the name and on behalf of GECC under its seal or otherwise, and to pay or incur all such fees and expenses, as in their judgment may be necessary or advisable in order to carry out the intent and purpose of the foregoing resolutions; and it is further

RESOLVED, that any specific resolutions that may be required to have been adopted by the Board in connection with the transactions contemplated by the foregoing resolutions be, and the same hereby are, adopted, and that each Authorized Officer be, and hereby is, authorized in the name and on behalf of GECC to certify as to the adoption of any and all such resolutions; and it is further

RESOLVED, that any and all action heretofore taken by any officer or director of GECC in connection with the documents and transactions referred or contemplated by the foregoing resolutions are hereby ratified, approved and confirmed.

GECC

Resolutions Approving CALMA

3

GE CAPITAL RETAIL FINANCE CORPORATION

SECRETARY’S CERTIFICATE

I, Jonathan Mothner, Secretary of GE Capital Retail Finance Corporation (“GECRFC”), hereby certify that the resolutions attached hereto as Attachment 1 are true and correct copies of resolutions duly adopted by the Board of Directors of GECRFC by unanimous written consent on January 8, 2013. Such resolutions have not been amended, modified or rescinded and remain in full force as of the date hereof.

IN WITNESS WHEREOF, I have hereunto signed my name as of January 10, 2013.

Jonathan Mothner
Secretary

Attachment 1

GE CAPITAL RETAIL FINANCE CORPORATION

UNANIMOUS WRITTEN CONSENT IN LIEU OF

A MEETING OF THE BOARD OF DIRECTORS

(APPROVAL OF CAPITAL AND LIQUIDITY MANAGEMENT AGREEMENT)

The undersigned, being all of the members of the Board of Directors (“Board”) of GE Capital Retail Finance Corporation, a Delaware corporation (the “Corporation”), in accordance with the provisions of Sections 141(f) and 229 of the General Corporation Law of the State of Delaware and in accordance with the Corporation’s Bylaws, hereby waive all notice of the time, place and purpose of a meeting and do hereby consent in writing to the following actions and the adoption of the following resolutions with the same effect as though such resolutions had been adopted at a meeting duly called and convened:

WHEREAS, the Corporation’s affiliate, GE Capital Retail Bank, a federal savings bank (the “Bank”), has previously approved a transaction (the “Transaction”) with MetLife Bank, N.A. (“MetLife”) pursuant to which the Bank will purchase from MetLife certain contracts, business property and records and will assume from MetLife certain deposits, liabilities, transferred employees and certain tax liabilities;

WHEREAS, in connection with its approval of the Transaction, the Office of the Comptroller of the Currency (the “OCC”) has required that the Bank enter into a certain Operating Agreement with the OCC whose terms will impose certain obligations, conditions and restrictions on Bank operations, activities and management (the “Operating Agreement”);

WHEREAS, as an additional condition to its approval of the Transaction, the OCC has required that the Bank, GE Capital Corporation and any intermediate holding company (an “Intermediate Holding Company”) between the Bank and GE Capital Corporation (collectively, the “GE Non-Bank Parties”) enter into a Capital and Liquidity Management Agreement (the “CALMA”), whose terms establish certain capital and liquidity standards for the Bank and impose certain obligations, restrictions and requirements on the GE Non-Bank Parties in relation to the maintenance of such capital and liquidity standards;

WHEREAS, the Corporation anticipates becoming an Intermediate Holding Company upon the satisfaction of such requirements, if any, as may arise under applicable law, including any regulatory approvals as may be deemed necessary or advisable;

WHEREAS, in connection with the Corporation’s becoming an Intermediate Holding Company, the OCC will require the Corporation to enter into the CALMA;

WHEREAS, the Board has reviewed with management the terms, conditions and provisions of the CALMA and all of the requirements associated therewith;

GE Capital Retail Finance Corporation:

BOD UWC (Approving CALMA)

2

WHEREAS, the Board has carefully considered the terms, conditions and provisions of the CALMA and all of the requirements associated therewith and has carefully assessed the Corporation’s ability to perform its obligations thereunder; and

WHEREAS, the Board wishes to approve entering into the CALMA and declare the Corporation’s intent to comply fully with the CALMA and the requirements associated therewith, in each case, upon or in connection with the Corporation’s becoming an Intermediate Holding Company of the Bank.

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby approves the CALMA in the form attached hereto as Exhibit A, with such changes thereto as may be approved by the President, Chief Financial Officer, any Vice President of the Corporation or its General Counsel, and any other individual whom the President may appoint to act on behalf of the Corporation as attorney in fact with respect to this approval (the “Authorized Officers”); and it is further

RESOLVED, that any Authorized Officer be, and any one or more of them hereby is, authorized, empowered and directed to execute the CALMA and any agreements, documents, consents and instrument as may be necessary and appropriate in connection therewith and to do all such further things, in the name and on behalf of the Corporation under its seal or otherwise, and to pay or incur all such fees and expenses, as in their judgment may be necessary or advisable in order to carry out the intent and purpose of the foregoing resolutions; and it is further

RESOLVED, that the Authorized Officers or any of them be, and each of them hereby is, authorized, empowered and directed to take all such further action, to execute, deliver and file all regulatory filings in the name and on behalf of the Corporation and under its seal or otherwise, and to pay and incur all such fees and expenses, as in their judgment may be necessary or advisable in order to carry out the intent and purpose of the foregoing resolutions; and it is further

RESOLVED, that any and all action heretofore taken by any officer or director of the Corporation, or any employee acting under their direction, in connection with the documents and transactions referred or contemplated by the foregoing resolutions are hereby ratified, approved and confirmed,

*  *  *  *  *

GE Capital Retail Finance Corporation:

BOD UWC (Approving CALMA)

3

This Consent may be executed in any number of counterparts, each of which, when taken together shall constitute one and the same Consent

IN WITNESS WHEREOF, the undersigned directors of the Corporation have executed this Consent as of the 8th day of January, 2013.

Margaret Keane

Brian Doubles

Henry Greig

being all of the Directors of the Board of Directors of the Corporation

GE Capital Retail Finance Corporation:

BOD UWC (Approving CALMA)

4

Exhibit A

GE Capital Retail Finance Corporation:

BOD UWC (Approving CALMA)

5

CAPITAL ASSURANCE AND LIQUIDITY MAINTENANCE AGREEMENT

This Capital Assurance and Liquidity Maintenance Agreement (“CALMA”) is entered into by and among GE Capital Retail Bank, Draper, Utah (“Bank”), General Electric Capital Corporation (“Holding Company”), and each Immediate Parent Company (as “Immediate Parent Company” is defined in the Operating Agreement).

WHEREAS, the Bank filed with the Office of the Comptroller of the Currency (“OCC”) on September 21, 2012, an application under the Bank Merger Act and 12 C.F.R. § 163.22(a) to acquire approximately $6.5 billion of deposits from MetLife, N.A. (“Bank Merger Act Application”);

WHEREAS, the OCC approved the Bank Merger Act Application on             , subject to certain conditions imposed in writing, including conditions that the Bank enter into an operating agreement with the OCC, and that the Bank enter into this CALMA with the Immediate Parent Company and the Holding Company;

WHEREAS, on or about             , 2012, the Bank and the OCC entered into an operating agreement (“Operating Agreement”);

WHEREAS, the Operating Agreement requires, among other things, that the Bank, Holding Company and Immediate Parent Company enter into this CALMA;

WHEREAS, the Holding Company and Immediate Parent Company acknowledge that the Federal Deposit Insurance Act contemplates that savings and loan holding companies will serve as a source of strength to their subsidiary savings associations, and that this CALMA furthers that purpose;

WHEREAS, the Bank is wholly owned directly by Immediate Parent Company and indirectly by the Holding Company and therefore Immediate Parent Company and the Holding Company control the Bank;

NOW THEREFORE, in consideration of the mutual covenants, conditions and promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is expressly acknowledged by the parties, the Holding Company, Immediate Parent Company, and the Bank hereby enter into this CALMA setting forth the Holding Company’s and Immediate Parent Company’s continuing obligation to provide to the Bank necessary capital and liquidity support, in order to ensure that the Bank continues to operate safely and soundly and in accordance with all applicable laws, rules and regulations, and in accordance with the terms of the Operating Agreement, and hereby agree as follows:

CONFIDENTIAL TREATMENT REQUESTED

1. CAPITAL ASSURANCES

A. The Bank’s Minimum Capital Requirement. The parties acknowledge that the Bank is obligated to maintain sufficient capital such that the Bank’s capital meets or exceeds the levels required by the Operating Agreement or any modifications thereof (the Bank’s “Minimum Capital Requirement”).

B. The Bank’s Additional Capital Requirement. The parties acknowledge that, under the terms of the Operating Agreement, the Bank is required to maintain a system to analyze and maintain capital commensurate with its risk profile. If the Bank’s analysis determines that the Bank requires a level of capital greater than the Bank’s Minimum Capital Requirement, the Bank, the Holding Company, and Immediate Parent Company shall promptly raise such additional capital (the Bank’s “Additional Capital Requirement”).

C. The Bank’s Obligation to Notify the Holding Company and Immediate Parent Company of Deficiency and Seek the Holding Company’s and Immediate Parent Company’s Assistance. The Bank agrees that if it becomes necessary for it to secure capital infusions to remain in compliance with the Bank’s Minimum Capital Requirement or the Bank’s Additional Capital Requirement, the Bank shall immediately notify and request the Holding Company and Immediate Parent Company to make such capital infusions. Any request to the Holding Company and Immediate Parent Company for such capital infusions shall be in writing, and the Bank shall provide the OCC with a copy of such written demand within three (3) business days after delivery to the Holding Company or Immediate Parent Company.

D. Capital Infusions from the Holding Company and Immediate Parent Company. The Holding Company and Immediate Parent Company hereby agree to make such capital infusions as may be requested by the Bank from time to time to ensure the Bank remains in compliance with the Bank’s Minimum Capital Requirement or the Bank’s Additional Capital Requirement. If at any time, the Bank’s capital level falls below the Bank’s Minimum Capital Requirement or the Bank’s Additional Capital Requirement (the Bank’s “Capital Deficiency”), the Holding Company and Immediate Parent Company agree they will, at the request of the Bank, contribute sufficient additional capital in a form acceptable to the Bank, subject to the OCC’s right to raise a supervisory objection, so as to bring the Bank into compliance with the Bank’s Minimum Capital Requirement or the Bank’s Additional Capital Requirement. Such capital contribution shall be: (i) made not later than ten (10) business days after receiving notification of the Bank’s Capital Deficiency and request from the Bank; (ii) in the form of equity, cash, or if appropriate, other acceptable assets; and (iii) accounted for pursuant to Generally Accepted Accounting Principles (“GAAP”).

2. LIQUIDITY MAINTENANCE

A. The Bank’s Minimum Liquidity Requirement. The parties acknowledge that the Bank is required to maintain liquidity in accordance with the terms of the Operating Agreement or any modifications thereof (the Bank’s “Minimum Liquidity Requirement”).

CONFIDENTIAL TREATMENT REQUESTED

B. The Bank’s Additional Liquidity Requirement. The parties acknowledge that, under the terms of the Operating Agreement, the Bank is required to maintain a system to analyze and maintain liquidity commensurate with its risk profile. If the Bank’s analysis determines that the Bank’s liquidity needs exceed the Bank’s Minimum Liquidity Requirement, the Bank, the Holding Company and Immediate Parent Company shall promptly increase liquidity to meet such needs (the Bank’s “Additional Liquidity Requirement”).

C. The Bank’s Obligation to Notify the Holding Company and Immediate Parent Company of Deficiency and Seek the Holding Company’s and Immediate Parent Company’s Assistance. The Bank agrees that if it becomes necessary for the Bank to secure financial support to remain in compliance with the Bank’s Minimum Liquidity Requirement or the Bank’s Additional Liquidity Requirement, the Bank shall immediately notify and request the Holding Company and Immediate Parent Company to provide such financial support. Any Bank request to the Holding Company or Immediate Parent Company for such financial support shall be in writing, and the Bank shall provide the OCC with a copy of such written demand within three (3) business days after delivery to the Holding Company or Immediate Parent Company.

D. Financial Support from the Holding Company and Immediate Parent Company. The Holding Company and Immediate Parent Company hereby agree to provide such financial support as may be requested by the Bank from time to time to ensure the Bank remains in compliance with the Bank’s Minimum Liquidity Requirement or the Bank’s Additional Liquidity Requirement. The Holding Company and Immediate Parent Company each agree to serve as a source of strength to the Bank. If at any time the Bank’s liquidity levels fall below the Bank’s Minimum Liquidity Requirement or the Bank’s Additional Liquidity Requirement (the Bank’s “Liquidity Deficiency”), the Holding Company and Immediate Parent Company agree that within ten (10) business days of receiving notification from the Bank regarding the Bank’s Liquidity Deficiency, or sooner if circumstances warrant, the Holding Company and Immediate Parent Company shall provide the Bank with adequate financial support in such amount, form and duration as may be necessary for the Bank to meet the Bank’s Minimum Liquidity Requirement or the Bank’s Additional Liquidity Requirement.

3. MONITORING OF HOLDING COMPANY AND IMMEDIATE PARENT COMPANY.

A. Monitoring. The Holding Company and Immediate Parent Company acknowledge that the Operating Agreement requires the Bank to monitor the Holding Company and Immediate Parent Company sufficiently for the Bank to reliably determine their financial condition and assess any other developments that could adversely affect the Bank in any material way, and that the Operating Agreement requires the Bank to maintain and have available for examiner review current financial information on the Holding Company and Immediate Parent Company. In order to assist the Bank in meeting its obligations under the Operating Agreement, the Holding Company and Immediate Parent Company agree to provide such information as requested by the Bank to fulfill its obligations under the Operating Agreement.

CONFIDENTIAL TREATMENT REQUESTED

B. Examinations. The Holding Company and Immediate Parent Company acknowledge that the OCC has the authority, under 12 U.S.C. § 1464(d), to make such examinations of all affiliates of the Bank, including, but not limited to the Holding Company and Immediate Parent Company, as shall be necessary to disclose fully the relations between the Bank and its affiliates and the effect of such relations upon the Bank. The Holding Company and the Immediate Parent Company agree to consent to such examinations of the Holding Company, the Immediate Parent Company, and any subsidiaries thereof, as the OCC deems necessary, pursuant to 12 U.S.C. § 1464(d).

C. Reporting. The Holding Company and Immediate Parent Company agree to submit to the OCC and Federal Reserve Form FR Y-6 filed annually by the Holding Company with the Federal Reserve and such other reports as may be requested by the OCC or Federal Reserve, to keep the OCC and Federal Reserve informed as to the financial condition of the Holding Company, the Immediate Parent Company, and any other affiliate of the Bank, the effect of any relationship between the Bank and any affiliate of the Bank, systems for monitoring and controlling financial and operating risks, and compliance by the Holding Company and its subsidiaries with applicable provisions of this CALMA and any other written agreement entered into with any regulatory agency.

D. Records. The Holding Company and Immediate Parent Company each shall maintain such records as the OCC may deem necessary to assess the risks to the Bank.

4. BORROWINGS AND CERTAIN TRANSFERS BY HOLDING COMPANY AND IMMEDIATE PARENT COMPANY. In order to enable the OCC to assess the capacity of the Holding Company and the Immediate Parent Company to fulfill their obligations under this CALMA, the Holding Company and the Immediate Parent Company agree to the provisions of this section.

A. Non-compliance With Covenants. The Holding Company and the Immediate Parent Company each shall notify the OCC and the Federal Reserve within fifteen (15) days of the expiration of any applicable waiver or cure period, of any material breach of any material covenant in (i) any agreements with its non-affiliated lenders, including credit agreements, bond indentures, or similar documents, or (ii) any funding or related agreements with non-affiliated parties including those agreements related to securitizations and issuances of preferred securities (such covenants are herein collectively referred to as “Covenants”).

B. Executed Agreements With Lenders. The Holding Company and the Immediate Parent Company each shall provide the OCC and the Federal Reserve with copies of any new material executed agreements with its non-affiliated lenders, other than borrowings in the ordinary course of business, within thirty (30) days after execution, and if any material Covenants are materially modified after the date of the execution of such agreements, each affected company shall notify the OCC of their modification within thirty (30) days after execution of their modification.

CONFIDENTIAL TREATMENT REQUESTED

C. Additional Debt. The Holding Company and the Immediate Parent Company each shall notify the OCC and the Federal Reserve within thirty (30) days after incurring any material additional indebtedness from non-affiliated lenders, other than borrowings in the ordinary course of business.

D. Certain Transfers. The Holding Company and the Immediate Parent Company shall provide written notice to the OCC and the Federal Reserve within thirty (30) days after the transfer of any material portion of its assets (including any interest in the Bank or any other subsidiary) to any other party, except in the ordinary course of business.

5. GENERAL PROVISIONS

A. Effective Date. This CALMA shall become effective immediately upon its execution by the parties (“Effective Date”).

B. Term and Termination. The term of this CALMA shall commence on the Effective Date and will continue until the earliest to occur of (i) the termination of the Operating Agreement; (ii) such time as neither General Electric Company, the Holding Company, nor the Immediate Parent Company controls the Bank (as “control” is defined herein); or (iii) a date that is mutually agreed upon by the parties. The Bank reserves the right to seek the OCC’s supervisory non-objection in writing prior to termination of this CALMA pursuant to subsection (iii) hereof. For the avoidance of doubt, the parties to this CALMA acknowledge that, subject to subsections (i)-(iii) hereof, the Holding Company will continue to be subject to this CALMA, and all of the Holding Company’s obligations under this CALMA shall continue, notwithstanding any cessation of the Holding Company’s status as a savings and loan holding company of the Bank, for so long as General Electric Company directly or indirectly controls the Bank. For the purposes of this subsection, “control” means direct or indirect ownership of 25% or more of a class of voting stock of the Bank, or direct or indirect ownership of securities constituting 25% or more of the equity of the Bank. In addition, the Holding Company shall obtain the Supervisory Non-Objection (as the term is defined in the Operating Agreement) of the OCC prior to: (i) dissolving the Holding Company; (ii) taking any action that would cause the Holding Company’s total consolidated assets to decrease below thirty (30) percent of the Holding Company’s total consolidated assets as of November 30, 2012; or (iii) taking any action that would cause the Holding Company to be unable to fulfill its obligations under this CALMA.

C. Modification or Amendment. This CALMA may be modified or amended only by the mutual written consent of the parties. The Bank reserves the right to seek the OCC’s written non-objection prior to modifying or amending this CALMA.

D. Assignability. This CALMA shall not be assigned or transferred, in whole or in part.

E. Joint and Several Liability. The obligations, liabilities, agreements and commitments of the Holding Company and Immediate Parent Company under Articles 1 and 2 of this CALMA are joint and several.

CONFIDENTIAL TREATMENT REQUESTED

F. Successors in Interest. This CALMA shall remain in full force and effect against any successors in interest to the Bank or Immediate Parent Company, including any conservator or receiver appointed for or on behalf of the Bank.

G. Conservatorship or Receivership of the Bank. In the event of the appointment of a conservator or receiver for the Bank, the obligations of the Holding Company and Immediate Parent Company under this CALMA shall survive said appointment.

H. No Waiver. No failure to exercise, and no delay in the exercise of, any right or remedy on the part of any of the parties hereto shall operate as a waiver or termination thereof, nor shall any exercise or partial exercise of any right or remedy preclude any other or further exercise of such right or remedy or any other right or remedy.

I. Entire Agreement. This CALMA constitutes the entire agreement between the parties with respect to the subject matter at issue, and supersedes all prior written or oral communications, representations, understanding and agreements relating to the subject matter of this CALMA.

J. Severability. If any portion of this CALMA shall be held by a court of competent jurisdiction to be invalid, illegal, unenforceable, or inoperative, then, so far as is reasonable and possible, the remainder of this CALMA shall be considered valid and operative, and effect will be given to the intent manifested by the portion held invalid or inoperative. The parties shall endeavor in good faith to replace the invalid, illegal, unenforceable or inoperative provision(s) with valid provision(s) the economic effect of which comes as close as possible to that of the invalid, illegal, unenforceable or inoperative provision(s).

K. Notices. All notices or other communication required hereunder shall be in writing and shall be made by electronic mail or facsimile transmission, with a copy sent by overnight mail, to the following persons:

If to the Bank:

Board of Directors

XXXXXXXXXXX, FSB

XXXXXXXXXXXX

XXXXXXXXXXXX

Attention: Chairman of the Board

If to Holding Company and any Immediate Parent Company:

Holding Company, Inc.

XXXXXXXXXXXXXX

XXXXXXXXX XXXXX

Attention: XXXXXXXXX

CONFIDENTIAL TREATMENT REQUESTED

If to the OCC:

Assistant Deputy Comptroller

Office of the Comptroller of the Currency

Fax:

Such notice or communication shall be deemed to have been given or made as of the date that the notice or communication was delivered to the overnight mail carrier.

L. Governing Law. To the extent that Federal law does not control, this CALMA shall be governed, construed and controlled by the laws of the State of Utah.

M. Attorney’s Fees. The prevailing party in any action between the parties arising from or relating to this CALMA shall be entitled to recover from the other party all reasonable attorneys’ fees and other costs incurred in such action or proceeding.

M. Board Resolutions. The Bank’s Board of Directors has approved a resolution authorizing its entry into this CALMA (the “Bank’s Resolution”), the Holding Company’s Board of Directors has approved a resolution authorizing its entry into this CALMA (“Holding Company’s Resolution”), and Immediate Parent Company’s respective Board of Directors have each approved a resolution authorizing such company entry into this CALMA (“Immediate Parent Company’s Resolution”). Certified copies of the Bank’s Resolution, the Holding Company’s Resolution, the Immediate Parent Company’s Resolution are attached hereto as Exhibit A and incorporated herein by reference.

IN TESTIMONY WHEREOF, the undersigned, as a duly appointed and authorized officer of GE Capital Retail Bank, has hereunto set his hand on behalf of GE Capital Retail Bank.

XXXXXXXXXX	Date
Title

IN TESTIMONY WHEREOF, the undersigned, as a duly appointed and authorized officer of General Electric Capital Corporation, has hereunto set his hand on behalf of General Electric Capital Corporation.

XXXXXXXXXX	Date
Title

CONFIDENTIAL TREATMENT REQUESTED

IN TESTIMONY WHEREOF, the undersigned, as a duly appointed and authorized officer of GE Consumer Finance, Inc., has hereunto set his hand on behalf of GE Consumer Finance, Inc.

XXXXXXXXXX	Date
Title

IN TESTIMONY WHEREOF, the undersigned, as a duly appointed and authorized officer of GE Capital Retail Finance Corporation, has hereunto set his hand on behalf of GE Capital Retail Finance Corporation.

XXXXXXXXXX	Date
Title

CONFIDENTIAL TREATMENT REQUESTED

Exhibit A

The Bank’s Resolution, Holding Company’s Resolution, Finance’s Resolution, and Retail

Finance’s Resolution

CONFIDENTIAL TREATMENT REQUESTED

GE CONSUMER FINANCE, INC.

SECRETARY’S CERTIFICATE

I, Jonathan Mothner, Secretary of GE Consumer Finance, Inc. (“GECF”), hereby certify that the resolutions attached hereto as Attachment 1 are true and correct copies of resolutions duly adopted by the Board of Directors of GECF by unanimous written consent on January 8, 2013. Such resolutions have not been amended, modified or rescinded and remain in full force as of the date hereof.

IN WITNESS WHEREOF, I have hereunto signed my name as of January 10, 2013.

Jonathan Mothner
Secretary

Attachment 1

GE CONSUMER FINANCE, INC.

UNANIMOUS WRITTEN CONSENT IN LIEU OF

A MEETING OF THE BOARD OF DIRECTORS

(APPROVAL OF CAPITAL AND LIQUIDITY MANAGEMENT AGREEMENT)

The undersigned, being all of the members of the Board of Directors (“Board”) of GE Consumer Finance, Inc., a Delaware corporation (the “Corporation”), in accordance with the provisions of Sections 141(f) and 229 of the General Corporation Law of the State of Delaware and in accordance with the Corporation’s Bylaws, hereby waive all notice of the time, place and purpose of a meeting and do hereby consent in writing to the following actions and the adoption of the following resolutions with the same effect as though such resolutions had been adopted at a meeting duly called and convened:

WHEREAS, the Corporation’s subsidiary, GE Capital Retail Bank, a federal savings bank (the “Bank”), has previously approved a transaction (the “Transaction”) with MetLife Bank, N.A. (“MetLife”) pursuant to which the Bank will purchase from MetLife certain contracts, business property and records and will assume from MetLife certain deposits, liabilities, transferred employees and certain tax liabilities;

WHEREAS, in connection with its approval of the Transaction, the Office of the Comptroller of the Currency (the “OCC”) has required that the Bank enter into a certain Operating Agreement with the OCC whose terms will impose certain obligations, conditions and restrictions on Bank operations, activities and management (the “Operating Agreement”);

WHEREAS, as an additional condition to its approval of the Transaction, the OCC has required that the Bank, GE Capital Corporation and any intermediate holding company between the Bank and GE Capital Corporation (collectively, the “GE Non-Bank Parties”), including the Corporation, enter into a Capital and Liquidity Management Agreement (the “CALMA”), whose terms establish certain capital and liquidity standards for the Bank and impose certain obligations, restrictions and requirements on the GE Non-Bank Parties, including the Corporation, in relation to the maintenance of such capital and liquidity standards;

WHEREAS, the Board has reviewed with management the Transaction and determined that the Transaction is in the best interests of the Bank and the Corporation;

WHEREAS, the Board has reviewed with management the terms, conditions and provisions of the CALMA and all of the requirements associated therewith;

WHEREAS, the Board has carefully considered the terms, conditions and provisions of the CALMA and all of the requirements associated therewith and has carefully assessed the Corporation’s ability to perform its obligations thereunder; and

WHEREAS, the Board wishes to approve the CALMA and declare the Corporation’s intent to comply fully with the CALMA and the requirements associated therewith.

GE Consumer Finance, Inc.:

BOD UWC (Approving CALMA)

2

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby approves the CALMA in the form attached hereto as Exhibit A, with such changes thereto as may be approved by the President, Chief Financial Officer, any Vice President of the Corporation or its General Counsel, and any other individual whom the President may appoint to act on behalf of the Corporation as attorney in fact with respect to this approval (the “Authorized Officers”); and it is further

RESOLVED, that any Authorized Officer be, and any one or more of them hereby is, authorized, empowered and directed to execute the CALMA and any agreements, documents, consents and instrument as may be necessary and appropriate in connection therewith and to do all such further things, in the name and on behalf of the Corporation under its seal or otherwise, and to pay or incur all such fees and expenses, as in their judgment may be necessary or advisable in order to carry out the intent and purpose of the foregoing resolutions; and it is further

RESOLVED, that the Authorized Officers or any of them be, and each of them hereby is, authorized, empowered and directed to take all such further action, to execute, deliver and file all regulatory filings in the name and on behalf of the Corporation and under its seal or otherwise, and to pay and incur all such fees and expenses, as in their judgment may be necessary or advisable in order to carry out the intent and purpose of the foregoing resolutions; and it is further

RESOLVED, that any and all action heretofore taken by any officer or director of the Corporation, or any employee acting under their direction, in connection with the documents and transactions referred or contemplated by the foregoing resolutions are hereby ratified, approved and confirmed.

*  *  *  *  *

GE Consumer Finance, Inc.:

BOD UWC (Approving CALMA)

3

This Consent may be executed in any number of counterparts, each of which, when taken together shall constitute one and the same Consent

IN WITNESS WHEREOF, the undersigned directors of the Corporation have executed this Consent as of the 8th day of January, 2013.

Margaret Keane

Brian Doubles

being all of the Directors of the Board of Directors of the Corporation

GE Consumer Finance, Inc.:

BOD UWC (Approving CALMA)

4

Exhibit A

GE Consumer Finance, Inc.:

BOD UWC (Approving CALMA)

5

CAPITAL ASSURANCE AND LIQUIDITY MAINTENANCE AGREEMENT

This Capital Assurance and Liquidity Maintenance Agreement (“CALMA”) is entered into by and among GE Capital Retail Bank, Draper, Utah (“Bank”), General Electric Capital Corporation (“Holding Company”), and each Immediate Parent Company (as “Immediate Parent Company” is defined in the Operating Agreement).

WHEREAS, the Bank filed with the Office of the Comptroller of the Currency (“OCC”) on September 21, 2012, an application under the Bank Merger Act and 12 C.F.R. § 163.22(a) to acquire approximately $6.5 billion of deposits from MetLife, N.A. (“Bank Merger Act Application”);

WHEREAS, the OCC approved the Bank Merger Act Application on             , subject to certain conditions imposed in writing, including conditions that the Bank enter into an operating agreement with the OCC, and that the Bank enter into this CALMA with the Immediate Parent Company and the Holding Company;

WHEREAS, on or about             , 2012, the Bank and the OCC entered into an operating agreement (“Operating Agreement”);

WHEREAS, the Operating Agreement requires, among other things, that the Bank, Holding Company and Immediate Parent Company enter into this CALMA;

WHEREAS, the Holding Company and Immediate Parent Company acknowledge that the Federal Deposit Insurance Act contemplates that savings and loan holding companies will serve as a source of strength to their subsidiary savings associations, and that this CALMA furthers that purpose;

WHEREAS, the Bank is wholly owned directly by Immediate Parent Company and indirectly by the Holding Company and therefore Immediate Parent Company and the Holding Company control the Bank;

NOW THEREFORE, in consideration of the mutual covenants, conditions and promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is expressly acknowledged by the parties, the Holding Company, Immediate Parent Company, and the Bank hereby enter into this CALMA setting forth the Holding Company’s and Immediate Parent Company’s continuing obligation to provide to the Bank necessary capital and liquidity support, in order to ensure that the Bank continues to operate safely and soundly and in accordance with all applicable laws, rules and regulations, and in accordance with the terms of the Operating Agreement, and hereby agree as follows:

CONFIDENTIAL TREATMENT REQUESTED

1. CAPITAL ASSURANCES

A. The Bank’s Minimum Capital Requirement. The parties acknowledge that the Bank is obligated to maintain sufficient capital such that the Bank’s capital meets or exceeds the levels required by the Operating Agreement or any modifications thereof (the Bank’s “Minimum Capital Requirement”).

B. The Bank’s Additional Capital Requirement. The parties acknowledge that, under the terms of the Operating Agreement, the Bank is required to maintain a system to analyze and maintain capital commensurate with its risk profile. If the Bank’s analysis determines that the Bank requires a level of capital greater than the Bank’s Minimum Capital Requirement, the Bank, the Holding Company, and Immediate Parent Company shall promptly raise such additional capital (the Bank’s “Additional Capital Requirement”).

C. The Bank’s Obligation to Notify the Holding Company and Immediate Parent Company of Deficiency and Seek the Holding Company’s and Immediate Parent Company’s Assistance. The Bank agrees that if it becomes necessary for it to secure capital infusions to remain in compliance with the Bank’s Minimum Capital Requirement or the Bank’s Additional Capital Requirement, the Bank shall immediately notify and request the Holding Company and Immediate Parent Company to make such capital infusions. Any request to the Holding Company and Immediate Parent Company for such capital infusions shall be in writing, and the Bank shall provide the OCC with a copy of such written demand within three (3) business days after delivery to the Holding Company or Immediate Parent Company.

D. Capital Infusions from the Holding Company and Immediate Parent Company. The Holding Company and Immediate Parent Company hereby agree to make such capital infusions as may be requested by the Bank from time to time to ensure the Bank remains in compliance with the Bank’s Minimum Capital Requirement or the Bank’s Additional Capital Requirement. If at any time, the Bank’s capital level falls below the Bank’s Minimum Capital Requirement or the Bank’s Additional Capital Requirement (the Bank’s ‘‘Capital Deficiency”), the Holding Company and Immediate Parent Company agree they will, at the request of the Bank, contribute sufficient additional capital in a form acceptable to the Bank, subject to the OCC’s right to raise a supervisory objection, so as to bring the Bank into compliance with the Bank’s Minimum Capital Requirement or the Bank’s Additional Capital Requirement. Such capital contribution shall be: (i) made not later than ten (10) business days after receiving notification of the Bank’s Capital Deficiency and request from the Bank; (ii) in the form of equity, cash, or if appropriate, other acceptable assets; and (iii) accounted for pursuant to Generally Accepted Accounting Principles (“GAAP”).

2. LIQUIDITY MAINTENANCE

A. The Bank’s Minimum Liquidity Requirement. The parties acknowledge that the Bank is required to maintain liquidity in accordance with the terms of the Operating Agreement or any modifications thereof (the Bank’s “Minimum Liquidity Requirement”).

CONFIDENTIAL TREATMENT REQUESTED

B. The Bank’s Additional Liquidity Requirement. The parties acknowledge that, under the terms of the Operating Agreement, the Bank is required to maintain a system to analyze and maintain liquidity commensurate with its risk profile. If the Bank’s analysis determines that the Bank’s liquidity needs exceed the Bank’s Minimum Liquidity Requirement, the Bank, the Holding Company and Immediate Parent Company shall promptly increase liquidity to meet such needs (the Bank’s “Additional Liquidity Requirement”).

C. The Bank’s Obligation to Notify the Holding Company and Immediate Parent Company of Deficiency and Seek the Holding Company’s and Immediate Parent Company’s Assistance. The Bank agrees that if it becomes necessary for the Bank to secure financial support to remain in compliance with the Bank’s Minimum Liquidity Requirement or the Bank’s Additional Liquidity Requirement, the Bank shall immediately notify and request the Holding Company and Immediate Parent Company to provide such financial support. Any Bank request to the Holding Company or Immediate Parent Company for such financial support shall be in writing, and the Bank shall provide the OCC with a copy of such written demand within three (3) business days after delivery to the Holding Company or Immediate Parent Company.

D. Financial Support from the Holding Company and Immediate Parent Company. The Holding Company and Immediate Parent Company hereby agree to provide such financial support as may be requested by the Bank from time to time to ensure the Bank remains in compliance with the Bank’s Minimum Liquidity Requirement or the Bank’s Additional Liquidity Requirement. The Holding Company and Immediate Parent Company each agree to serve as a source of strength to the Bank. If at any time the Bank’s liquidity levels fall below the Bank’s Minimum Liquidity Requirement or the Bank’s Additional Liquidity Requirement (the Bank’s “Liquidity Deficiency”), the Holding Company and Immediate Parent Company agree that within ten (10) business days of receiving notification from the Bank regarding the Bank’s Liquidity Deficiency, or sooner if circumstances warrant, the Holding Company and Immediate Parent Company shall provide the Bank with adequate financial support in such amount, form and duration as may be necessary for the Bank to meet the Bank’s Minimum Liquidity Requirement or the Bank’s Additional Liquidity Requirement.

3. MONITORING OF HOLDING COMPANY AND IMMEDIATE PARENT COMPANY.

A. Monitoring. The Holding Company and Immediate Parent Company acknowledge that the Operating Agreement requires the Bank to monitor the Holding Company and Immediate Parent Company sufficiently for the Bank to reliably determine their financial condition and assess any other developments that could adversely affect the Bank in any material way, and that the Operating Agreement requires the Bank to maintain and have available for examiner review current financial information on the Holding Company and Immediate Parent Company. In order to assist the Bank in meeting its obligations under the Operating Agreement, the Holding Company and Immediate Parent Company agree to provide such information as requested by the Bank to fulfill its obligations under the Operating Agreement.

CONFIDENTIAL TREATMENT REQUESTED

B. Examinations. The Holding Company and Immediate Parent Company acknowledge that the OCC has the authority, under 12 U.S.C. § 1464(d), to make such examinations of all affiliates of the Bank, including, but not limited to the Holding Company and Immediate Parent Company, as shall be necessary to disclose fully the relations between the Bank and its affiliates and the effect of such relations upon the Bank. The Holding Company and the Immediate Parent Company agree to consent to such examinations of the Holding Company, the Immediate Parent Company, and any subsidiaries thereof, as the OCC deems necessary, pursuant to 12 U.S.C. § 1464(d).

C. Reporting. The Holding Company and Immediate Parent Company agree to submit to the OCC and Federal Reserve Form FR Y-6 filed annually by the Holding Company with the Federal Reserve and such other reports as may be requested by the OCC or Federal Reserve, to keep the OCC and Federal Reserve informed as to the financial condition of the Holding Company, the Immediate Parent Company, and any other affiliate of the Bank, the effect of any relationship between the Bank and any affiliate of the Bank, systems for monitoring and controlling financial and operating risks, and compliance by the Holding Company and its subsidiaries with applicable provisions of this CALMA and any other written agreement entered into with any regulatory agency.

D. Records. The Holding Company and Immediate Parent Company each shall maintain such records as the OCC may deem necessary to assess the risks to the Bank.

4. BORROWINGS AND CERTAIN TRANSFERS BY HOLDING COMPANY AND IMMEDIATE PARENT COMPANY. In order to enable the OCC to assess the capacity of the Holding Company and the Immediate Parent Company to fulfill their obligations under this CALMA, the Holding Company and the Immediate Parent Company agree to the provisions of this section.

A. Non-compliance With Covenants. The Holding Company and the Immediate Parent Company each shall notify the OCC and the Federal Reserve within fifteen (15) days of the expiration of any applicable waiver or cure period, of any material breach of any material covenant in (i) any agreements with its non-affiliated lenders, including credit agreements, bond indentures, or similar documents, or (ii) any funding or related agreements with non-affiliated parties including those agreements related to securitizations and issuances of preferred securities (such covenants are herein collectively referred to as “Covenants”).

B. Executed Agreements With Lenders. The Holding Company and the Immediate Parent Company each shall provide the OCC and the Federal Reserve with copies of any new material executed agreements with its non-affiliated lenders, other than borrowings in the ordinary course of business, within thirty (30) days after execution, and if any material Covenants are materially modified after the date of the execution of such agreements, each affected company shall notify the OCC of their modification within thirty (30) days after execution of their modification.

CONFIDENTIAL TREATMENT REQUESTED

C. Additional Debt. The Holding Company and the Immediate Parent Company each shall notify the OCC and the Federal Reserve within thirty (30) days after incurring any material additional indebtedness from non-affiliated lenders, other than borrowings in the ordinary course of business.

D. Certain Transfers. The Holding Company and the Immediate Parent Company shall provide written notice to the OCC and the Federal Reserve within thirty (30) days after the transfer of any material portion of its assets (including any interest in the Bank or any other subsidiary) to any other party, except in the ordinary course of business.

5. GENERAL PROVISIONS

A. Effective Date. This CALMA shall become effective immediately upon its execution by the parties (“Effective Date”).

B. Term and Termination. The term of this CALMA shall commence on the Effective Date and will continue until the earliest to occur of (i) the termination of the Operating Agreement; (ii) such time as neither General Electric Company, the Holding Company, nor the Immediate Parent Company controls the Bank (as “control” is defined herein); or (iii) a date that is mutually agreed upon by the parties. The Bank reserves the right to seek the OCC’s supervisory non-objection in writing prior to termination of this CALMA pursuant to subsection (iii) hereof. For the avoidance of doubt, the parties to this CALMA acknowledge that, subject to subsections (i)-(iii) hereof, the Holding Company will continue to be subject to this CALMA, and all of the Holding Company’s obligations under this CALMA shall continue, notwithstanding any cessation of the Holding Company’s status as a savings and loan holding company of the Bank, for so long as General Electric Company directly or indirectly controls the Bank. For the purposes of this subsection, “control” means direct or indirect ownership of 25% or more of a class of voting stock of the Bank, or direct or indirect ownership of securities constituting 25% or more of the equity of the Bank. In addition, the Holding Company shall obtain the Supervisory Non-Objection (as the term is defined in the Operating Agreement) of the OCC prior to: (i) dissolving the Holding Company; (ii) taking any action that would cause the Holding Company’s total consolidated assets to decrease below thirty (30) percent of the Holding Company’s total consolidated assets as of November 30, 2012; or (iii) taking any action that would cause the Holding Company to be unable to fulfill its obligations under this CALMA.

C. Modification or Amendment. This CALMA may be modified or amended only by the mutual written consent of the parties. The Bank reserves the right to seek the OCC’s written non-objection prior to modifying or amending this CALMA.

D. Assignability. This CALMA shall not be assigned or transferred, in whole or in part.

E. Joint and Several Liability. The obligations, liabilities, agreements and commitments of the Holding Company and Immediate Parent Company under Articles 1 and 2 of this CALMA are joint and several.

CONFIDENTIAL TREATMENT REQUESTED

F. Successors in Interest. This CALMA shall remain in full force and effect against any successors in interest to the Bank or Immediate Parent Company, including any conservator or receiver appointed for or on behalf of the Bank.

G. Conservatorship or Receivership of the Bank. In the event of the appointment of a conservator or receiver for the Bank, the obligations of the Holding Company and Immediate Parent Company under this CALMA shall survive said appointment.

H. No Waiver. No failure to exercise, and no delay in the exercise of, any right or remedy on the part of any of the parties hereto shall operate as a waiver or termination thereof, nor shall any exercise or partial exercise of any right or remedy preclude any other or further exercise of such right or remedy or any other right or remedy.

I. Entire Agreement. This CALMA constitutes the entire agreement between the parties with respect to the subject matter at issue, and supersedes all prior written or oral communications, representations, understanding and agreements relating to the subject matter of this CALMA.

J. Severability. If any portion of this CALMA shall be held by a court of competent jurisdiction to be invalid, illegal, unenforceable, or inoperative, then, so far as is reasonable and possible, the remainder of this CALMA shall be considered valid and operative, and effect will be given to the intent manifested by the portion held invalid or inoperative. The parties shall endeavor in good faith to replace the invalid, illegal, unenforceable or inoperative provision(s) with valid provision(s) the economic effect of which comes as close as possible to that of the invalid, illegal, unenforceable or inoperative provision(s).

K. Notices. All notices or other communication required hereunder shall be in writing and shall be made by electronic mail or facsimile transmission, with a copy sent by overnight mail, to the following persons:

If to the Bank:

Board of Directors

XXXXXXXXXXX, FSB

XXXXXXXXXXXX

XXXXXXXXXXXX

Attention: Chairman of the Board

If to Holding Company and any Immediate Parent Company:

Holding Company, Inc.

XXXXXXXXXXXXXX

XXXXXXXXX XXXXX

Attention: XXXXXXXXX

CONFIDENTIAL TREATMENT REQUESTED

If to the OCC:

Assistant Deputy Comptroller

Office of the Comptroller of the Currency

Fax:

Such notice or communication shall be deemed to have been given or made as of the date that the notice or communication was delivered to the overnight mail carrier.

L. Governing Law. To the extent that Federal law does not control, this CALMA shall be governed, construed and controlled by the laws of the State of Utah.

M. Attorney’s Fees. The prevailing party in any action between the parties arising from or relating to this CALMA shall be entitled to recover from the other party all reasonable attorneys’ fees and other costs incurred in such action or proceeding.

M. Board Resolutions. The Bank’s Board of Directors has approved a resolution authorizing its entry into this CALMA (the “Bank’s Resolution”), the Holding Company’s Board of Directors has approved a resolution authorizing its entry into this CALMA (“Holding Company’s Resolution”), and Immediate Parent Company’s respective Board of Directors have each approved a resolution authorizing such company entry into this CALMA (“Immediate Parent Company’s Resolution”). Certified copies of the Bank’s Resolution, the Holding Company’s Resolution, the Immediate Parent Company’s Resolution are attached hereto as Exhibit A and incorporated herein by reference.

IN TESTIMONY WHEREOF, the undersigned, as a duly appointed and authorized officer of GE Capital Retail Bank, has hereunto set his hand on behalf of GE Capital Retail Bank.

XXXXXXXXXX	Date
Title

IN TESTIMONY WHEREOF, the undersigned, as a duly appointed and authorized officer of General Electric Capital Corporation, has hereunto set his hand on behalf of General Electric Capital Corporation.

XXXXXXXXXX	Date
Title

CONFIDENTIAL TREATMENT REQUESTED

IN TESTIMONY WHEREOF, the undersigned, as a duly appointed and authorized officer of GE Consumer Finance, Inc., has hereunto set his hand on behalf of GE Consumer Finance, Inc.

XXXXXXXXXX	Date
Title

IN TESTIMONY WHEREOF, the undersigned, as a duly appointed and authorized officer of GE Capital Retail Finance Corporation, has hereunto set his hand on behalf of GE Capital Retail Finance Corporation.

XXXXXXXXXX	Date
Title

CONFIDENTIAL TREATMENT REQUESTED

Exhibit A

The Bank’s Resolution, Holding Company’s Resolution, Finance’s Resolution, and Retail Finance’s Resolution

CONFIDENTIAL TREATMENT REQUESTED